Exhibit 31.1

Chief Executive and Financial Officer Certification (Section 302)
CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
Pursuant to Section 302 of theSarbanes-Oxley Act of 2002

We, Ricky Chiu and Eddie Chou, certify that:

(1) We have reviewed this quarterly report on Form 10-QSB of EATware Corporation, ("Registrant").

(2) Based on our knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

(3) Based on our knowledge, the financial statements and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

(4) We are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(b) evaluated the effectiveness of the registrant s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c) disclosed in this report any changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an quarterly report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and;

(5) We have disclosed, based on my most recent evaluation of the internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

(a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information ; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant s internal control over financial reporting.


Dated: August 18, 2006                            Dated: August 18, 2006


By: /s/ Ricky Chiu                                By: /s/ Eddie Chou
    --------------------------                        --------------------------
    Ricky Chiu                                        Eddie Chou
    Chief Executive Office                            Chief Financial Officer




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